UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

STAAR Surgical Company

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25510 Commercentre Drive Lake Forest, California	92630
(Address of principal executive offices)	(Zip Code)

626-303-7902

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 7, 2025, STAAR Surgical Company (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated August 4, 2025 (the “Merger Agreement” and as amended by the Amendment, the “Amended Merger Agreement”), with Alcon Research, LLC (“Alcon”) and Rascasse Merger Sub, Inc. (“Merger Sub”).

The Amendment provides that from November 7, 2025 until 11:59 p.m. (Eastern Time) on December 6, 2025 (the “go-shop period”), the Company may solicit, facilitate and encourage (including by furnishing non-public information) any Acquisition Proposals (as defined in the Amended Merger Agreement) from third parties and engage in discussions or negotiations regarding any such proposals. The Amendment further provides that at the end of the go-shop period, the non-solicitation restrictions in the Amended Merger Agreement will become applicable, but the Company may solicit, negotiate and facilitate proposals from any third party who has submitted a written proposal that the Company’s board of directors determines in good faith, after consultation with financial advisors and outside legal counsel, constitutes or could reasonably be expected to lead to or result in a Superior Offer (as defined in the Merger Agreement). At the end of the go-shop period, the Company must notify Alcon of any Acquisition Proposals received during the go-shop period that remain pending following the expiration of the go-shop period, but the Company is not required during the go-shop period to notify Alcon of any proposals it receives.

In addition, the Amendment provides that, prior to terminating the Amended Merger Agreement pursuant to Section 8.1(e) in order to accept a Superior Offer, the Company must, among other things, give Alcon prior written notice of its intent to terminate at least four (4) business days prior to such termination. However, the Company will not be required to negotiate with Alcon, and Alcon will not have a right to “match” such Superior Offer. In the event that the Termination Fee (as defined in the Amended Merger Agreement) becomes payable by the Company to Alcon (i) pursuant to Section 8.3(b)(i) as a result of a termination by the Company in order to accept a Superior Proposal from a Qualified Bidder, (ii) pursuant to Section 8.3(b)(ii) as a result of a termination by Alcon in response to a Company Adverse Recommendation Change (as defined in the Amended Merger Agreement) with respect to a Superior Offer from a Qualified Bidder or (iii) pursuant to Section 8.3(b)(iii) as a result of a termination in specified circumstances where the Company subsequently (within twelve (12) months of such termination) enters into a definitive agreement with respect to a qualifying Acquisition Proposal (and such transaction is subsequently consummated), the Termination Fee shall be $0.

A “Qualified Bidder” is defined in the Amended Merger Agreement as a person or group of persons that has made an Acquisition Proposal during the go-shop period (provided that such Acquisition Proposal did not result from a breach of Section 5.4 of the Amended Merger Agreement) that, prior to the termination or expiration of the go-shop period, the Company’s board of directors has concluded in good faith (after consultation with its outside legal counsel and its financial advisor) either constitutes or could reasonably be expected to lead to or result in a Superior Offer and has notified Alcon in writing of such determination prior to the expiration of the go-shop period; provided, however, that any such person (or group of persons) will immediately cease to be a Qualified Bidder immediately upon the expiration in accordance with its terms, or withdrawal (but not, for the avoidance of doubt, a modification), of any Acquisition Proposal submitted by such person (or group of persons).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. A copy of the Amendment has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company, Alcon or Merger Sub.

Item 8.01.	Other Events.

In connection with the Amendment, on November 7, 2025, the Company issued a press release announcing that the special meeting of Company stockholders to vote upon, among other things, a proposal to adopt the Merger Agreement, which was previously postponed to December 3, 2025, has been further postponed to December 19, 2025 at 8:30 a.m. Pacific Time. The record date for the meeting remains the close of business on October 24, 2025. Company stockholders who hold shares as of the record date will be eligible to vote those shares at the special meeting on December 19, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated November 7, 2025, between STAAR Surgical Company, Alcon Research, LLC and Rascasse Merger Sub, Inc.

99.1	Press Release, dated November 7, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving the Company. In connection with the proposed transaction, the Company has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) on September 16, 2025. The Proxy Statement was first sent to Company stockholders on September 16, 2025 and was thereafter supplemented. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting the Company’s investor relations website, https://investors.staar.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Under SEC rules, the Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Proxy Statement, the definitive proxy statement for the Company’s 2025 Annual Meeting of Stockholders (the “Annual Proxy Statement”), which was filed with the SEC on April 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025058174/staa-0250424.htm), including the sections captioned “Compensation of Directors,” “Information Regarding Executive Officers” and “Security Ownership of Principal Shareholders and Management,” or its Annual Report on Form 10-K for the year ended December 27, 2024, which was filed with the SEC on February 21, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025024813/staa-20241227.htm), and in other documents filed by the Company with the SEC. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by the Company’s directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

The information covered by this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. All statements in this communication that are not statements of historical fact are forward-looking statements. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Alcon merger agreement or could cause the consummation of the proposed transaction to be delayed or to fail to occur; (2) the failure to obtain approval of the proposed transaction from the Company’s stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of the Company to meet expectations regarding the timing and completion of the transaction; (7) the possibility that no alternative proposals will be received during the go-shop period, or that any such alternative proposals are not determined by the Company’s board to be superior to the Alcon merger; (8) the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; (9) the possibility that the Company’s stock price may decline significantly if the proposed transaction is not consummated; and (10) other important factors set forth in the Proxy Statement under the caption “Risk Factors” and the Company’s Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” as any such factors may be updated from time to time in the Company’s other filings with the SEC.

Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

Date: November 7, 2025	By:	/s/ Stephen C. Farrell
	Name:	Stephen C. Farrell
	Title:	Chief Executive Officer